EXHIBIT 4.1

                             SPECIMEN OF CERTIFICATE


FRONT SIDE OF CERTIFICATE


                           QUEST RESOURCE CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                  COMMON STOCK


                This certifies that SPECIMEN
                is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                           QUEST RESOURCE CORPORATION

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate of acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE:

                           (Quest Resource Corporation
                             Corporate Seal Nevada)

President                     Countersigned:
                                            SECURITIES TRANSFER CORPORATION
                                            P.O. Box 701629
                                            Dallas, TX 75370
                                        By:

SECRETARY                                  -------------------------------------
                                           TRANSFER AGENT - AUTHORIZED SIGNATURE

REVERSE SIDE OF CERTIFICATE

                           QUEST RESOURCE CORPORATION

                 TRANSFER FEE $20.00 PER NEW CERTIFICATE ISSUED

      A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND
         RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THIS
      CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT-..........Custodian..........
TEN ENT - as tenants by the entireties             (Cust)                (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as                  Act..........................
          tenants in common                                   (State)
     Additional abbreviations may also be used though not in the above list.

For value Received                                        hereby sell,
                   -------------------------------------
assign and transfer unto

Please insert Social Security or other identifying number of assignee
         ---------------------------------


--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee


                                                                        Shares
-----------------------------------------------------------------------
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated              , 20
      -------------    ----
                                Signature:

                                X
                                 -----------------------------------------------

                                X
                                 -----------------------------------------------

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certifcate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guarantee:

This signature(s) should be THIS SECURITY WAS ORIGINALLY ISSUED IN A medallion stamp guaranteed TRANSACTION EXEMPT FROM REGISTRATION UNDER THE
by an eligible guarantor        UNITED STATES SECURITIES ACT OF 1933, AS AMENDED
institution pursuant to S.E.C.  (THE "SECURITIES ACT"), AND  THIS  SECURITY  MAY
Rule 17AD-15.                   NOT  BE  SOLD  OR  OTHERWISE  TRANSFERRED IN THE
                                ABSENCE OF SUCH REGISTRATION  OR  AN  APPLICABLE
Signature(s) guaranteed by:     EXEMPTION THEREFROM.

                                THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF QUEST RESOURCE CORPORATION (THE "COMPANY"), AND ITS AGENTS THAT, ABSENT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
                                (I) TO THE COMPANY OR A SUBSIDIARY THEREOF, (II) TO A "QUALIFIED INSTITUTIONAL BUYER" PURSUANT TO RULE 144A, (III) A PERSON WHO IS NOT A UNITED STATES PERSON IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATIONS OR (IV) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, AS CONFIRMED TO THE ISSUER BY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER IF REQUESTED, SUBJECT IN EACH OF THE FOREGOING CASES TO COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY JURISDICTION.

                                THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE OF THIS STOCK CERTIFICATE, SHALL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF THAT CERTAIN REGISTRATION RIGHTS AGREEMENT, DATED NOVEMBER 14, 2005, BY AND AMONG THE COMPANY, TYT, HARTWIG, E. PETER HOFFMAN, JR., AND FRIEDMAN, BILLINGS, RAMSEY & CO., INC.